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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       November 3, 2000
                                                --------------------------------



                             MCM CAPITAL GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                     000-26489                   48-1090909
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(STATE OR OTHER JURISDICTION        (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)



5775 Roscoe Court, San Diego, California                               92123
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (877) 445-4581
                                                   -----------------------------



                                 NOT APPLICABLE.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Item 5.  Changes in Registrant's Certifying Accountant

         On November 3, 2000, MCM Capital Group, Inc. (the "Company") announced that it had executed amendments with the insurer and investors for the 1999-1 and 1999-A (warehouse) securitizations. The Company issued a Press Release announcing the restructuring of the securitizations on November 3, 2000. The Press Release is filed as Exhibit 99 hereto.


Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

               Exhibit No.       Description of Exhibit
               -----------       ----------------------

               99                November 3, 2000 Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MCM CAPITAL GROUP, INC.



Date: November 14, 2000               By:   /s/  Carl C. Gregory III
                                          --------------------------------------
                                           Carl C. Gregory III
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX

               Exhibit No.       Description of Exhibit
               -----------       ----------------------
               99                November 3, 2000 Press Release